SETTLEMENT AGREEMENT AND GENERAL RELEASE

This Settlement Agreement and General Release (the “Agreement”) is entered into as of October 17, 2024 (the “Effective Date”), by and between GETAROUND OPERATIONS LLC, (the “Company”), on behalf of itself and its partners, members, managers, associates, affiliates, parent companies, subsidiaries, predecessors, successors, and alleged joint employers, and the assigns, agents, directors, officers, employees, shareholders, representatives, lawyers, insurers, and all persons acting by, through, under or in concert with them, or any of them, and EDUARDO INIGUEZ (the “Employee”), in consideration of the promises and obligations described, below. The Company and the Employee are collectively referred to as the “Parties.”

RECITALS

A.
The Employee formerly was employed by the Company as its Chief Executive Officer. The Employee also formerly was a member of the Board of the Company’s parent corporation, Getaround, Inc.

B.
The Employee tendered his voluntary resignation from employment with the Company, and as a member of the Board of Getaround, Inc., on October 15, 2024. The Company accepted his resignation, and as of the date hereof, the Employee is not an employee of the Company, nor is the Employee a Board member of Getaround, Inc. The Company paid the Employee all final wages and compensation to which he was entitled based on his employment on October 15, 2024.

C.
Upon his resignation on October 15, 2024, the Employee asked the Company to continue the health benefits for the Employee and Employee’s family, to the same extent as they existed prior to the Employee’s resignation, for a period of six months following his resignation.

D.
The Company contends it has no legal obligation to continue the Employee’s health benefits, to pay the Employee any amount to pay for the continuation of such benefits, or to pay the Employee any additional amounts whatsoever.

E.
Without admitting any legal obligation to continue the Employee’s health benefits, or to pay the Employee any amount for the continuation of such benefits, and to avoid the risk of any dispute concerning amount(s) the Company allegedly owes to the Employee, the Parties wish to compromise and release all known and unknown rights, claims, and causes of action of the Employee whatsoever against the Company and its employees, agents, parent companies, and affiliates.

NOW, THEREFORE, in consideration of the mutual promises in this Agreement, the Parties voluntarily and knowingly agree as follows:

1.
Separation from Employment: The Employee understands and agrees that he voluntarily resigned his employment with the Company on October 15, 2024, and that his resignation was effective as of that date (the “Separation Date”). The Employee further understands and agrees that the Company has paid the Employee for all accrued and unused vacation, floating holidays and accrued and unpaid compensation through that date, and that no amounts other than the foregoing and (provided the Employee accepts and complies with the terms of this Agreement) the Settlement Payment provided for herein are owed to the Employee by the Company in connection with his employment or the termination of his employment.
2.
Settlement Payment/Continuation of Health Benefits: The Employee shall have five (5) business days from the date of his receipt of this Agreement to consider it before signing it, although he may choose to sign this Agreement at any time during that time. The Company hereby advises the Employee that he has the right to consult an attorney regarding this Agreement, should he choose to do so. In consideration for the Employee’s acceptance of and compliance with this Agreement, (including his obligation to return all Company property within seven (7) calendar days of the Effective Date, as provided in Paragraph 12, below), then within thirty (30) calendar days of the Effective Date of this Agreement (defined above) the Company shall pay the Employee the gross amount of $18,818.41 less required withholdings, to cover the Employee’s cost to continue his existing medical benefits under COBRA through April 30, 2025 (the “Settlement Payment”). The Employee understands and agrees that he may use the Settlement Payment for any purpose, and that he is solely responsible for making timely payments to continue coverage for health benefits for Employee and his family if he chooses to use the Settlement Payment for that purpose.

Amount(s) the Company is paying to the Employee in consideration for this Agreement will be treated as taxable compensation but are not intended by either party to be treated, and will not be treated, as compensation for purposes of eligibility or benefits under any benefit plan of the Company. The Company will apply standard tax and other applicable withholdings to payments made to the Employee. The Employee agrees that the consideration the Company will provide includes amount(s) in addition to anything of value to which the Employee already is entitled. Notwithstanding any of the foregoing, the Settlement Payment described in this section shall not be made or become due before the Effective Date. Nothing in this Agreement shall be deemed or construed as an express or implied policy or practice of the Company to provide these or other benefits to any individuals other than the Employee.

3.
Non-Disparagement/Neutral Reference: To the maximum extent allowed by law, the Company and the Employee agree that neither of them will make any statement in any capacity that specifically disparages or criticizes the other, including by making maliciously false statements and attacks on the Company and its parent companies, subsidiaries, affiliates, predecessors, and assigns, and their respective shareholders, members, officers, directors, contractors, and employees, or any alleged joint employers or regarding the Company’s products and/or services, finances, financial condition, capability or any other aspect of the business of the Company. This paragraph does not prevent the Employee from testifying under oath regarding any matter relating to the Company. The Company agrees that in responding to inquiries about the Employee from prospective employers, the Company will disclose the Employee’s dates of employment, title and, with the Employee’s written permission, final rate of pay, provided that the Employee refers all such inquiries to the Legal Department (legal@getaround.com), but will not comment on the circumstances of the separation from his employment with the Company. The Employee agrees that the Company is not required to provide any other information about the Employee or his employment with the Company in response to an inquiry from a prospective employer.

4.
Employee’s General Release of Claims: Since these benefits go beyond what the Company is obligated to provide or otherwise, the Employee agrees, on behalf of himself and his heirs, executors, representatives, administrators, agents, successors, and assigns, that this Agreement constitutes a full and final settlement of, and that he hereby irrevocably releases and waives, any and all legal or equitable claims, demands, rights, debts, obligations, damages, attorneys’ fees or costs, or other liabilities, whether known or unknown, suspected or unsuspected, of any kind that the Employee may have against the Company or any of its parent, subsidiaries, or affiliated companies, or alleged joint employers, and its and their respective members, partners, officers, directors, shareholders, employees, insurers, indemnities, agents, representatives, attorneys, predecessors, successors, or assigns, in their corporate, representative, or individual capacities (“Released Parties”) (collectively, the “Released Claims”). The Employee agrees (as applicable) to dismiss and never to bring any legal or administrative action based on any such Released Claim. To the maximum extent allowed by law, the Released Claims include, but are not limited to, claims arising from the Employee’s hiring, employment, compensation (including but not limited to claims for wages), separation or termination, claims of employment discrimination, harassment, or retaliation under any state or local statute or ordinance, public policy, or common law, claims of promissory estoppel or detrimental reliance, claims for fraud, slander, libel, defamation, disparagement, claims for infliction of emotional distress (whether intentional or negligent), personal injury, violation of biometric and data privacy laws, negligence, compensatory or punitive damages, or any other claim for damages or injury of any kind whatsoever, or claims arising under equal employment laws or laws affecting the Employee’s employment, up to and including the Effective Date, and specifically including, but not limited to, claims or causes of action asserted under any of the following (each statute as may be amended to date, and including all respective implementing regulations):
•
Title VII of the Civil Rights Act of 1964;
•
Sections 1981 through 1988 of Title 42 of the United States Code;
•
The Employee Retirement Income Security Act of 1974 (“ERISA”) (except for any vested benefits under any tax qualified benefit plan);
•
The Immigration Reform and Control Act;
•
The Family and Medical Leave Act;
•
The Equal Pay Act;
•
The Uniform Services Employment and Reemployment Rights Act;
•
The Genetic Information Nondiscrimination Act of 2008;
•
The Americans with Disabilities Act of 1990;
•
The Age Discrimination in Employment Act of 1967;
•
The Workers Adjustment and Retraining Notification Act;
•
The Fair Labor Standards Act;
•
The Fair Credit Reporting Act;

•
The Sarbanes-Oxley Act of 2002;
•
Each to the extent applicable, the California Fair Employment and Housing Act; the California Equal Pay Law; the Moore-Brown-Roberti Family Rights Act of 1991; the California Labor Code; the California WARN Act; the California False Claims Act; and the California Corporate Criminal Liability Act;
•
The California Unfair Competition Law (Business and Professions Code Section 17200, et seq.);
•
Each to the extent applicable and as permitted by law, any other Federal, State, or local law, rule, regulation, or ordinance;
•
Any public policy, contract, quasi-contract, tort, or common law; or
•
Any basis for monetary recovery of costs, fees, or other expenses including attorneys’ fees incurred in such matters.

This Agreement does not extend to those rights which as a matter of law cannot be waived, including but not limited to non-waivable rights the Employee may have under federal or state law, any existing worker’s compensation claim, unemployment insurance benefits and indemnification rights protected by law. The Employee represents that as of the date he signs this Agreement, he does not have any work-related injury or illness.

The Employee agrees and covenants not to file any suit, charge, or complaint against any of the Released Parties in any court or administrative agency or other forum with regard to any of the Released Claims; provided, however, that nothing in this Agreement shall be construed to prohibit the Employee from: (i) filing a charge with the (“EEOC”) and/or National Labor Relations Board (“NLRB”) or other federal, state or local agency; (ii) participating in any investigation or proceeding conducted by such administrative agencies; and/or (iii) instituting legal action for the sole purpose of enforcing this Agreement. However, by executing this Agreement, the Employee understands and agrees that he is waiving any claim he may have for monetary damages in connection with any EEOC and/or NLRB or other agency proceeding concerning any and all Released Claims.

Nothing in this Agreement including but not limited to the release of claims, confidentiality, non-disparagement, and covenant not to sue provisions, shall be construed to prevent the discussion or disclosure of factual information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that the Employee has reason to believe is unlawful, or waives the Employee’s right to testify in an administrative, legislative, or judicial proceeding, when the Employee has been required or requested to attend such a proceeding pursuant to a court order, subpoena, or written request from an administrative agency or the legislature.

5.
Inapplicability of the ADEA/Older Workers Benefit Protection Act: The Employee represents, agrees, and warrants that he was under the age of 40 at the time of his separation of employment from the Company, and that the Age Discrimination in Employment Act (“ADEA”), as amended, including by the Older Workers Benefit Protection Act (“OWBPA”), and its implementing regulations, are inapplicable to him.
6.
General Release of Unknown Claims. THE EMPLOYEE ACKNOWLEDGES THAT HE IS HEREBY ADVISED OF AND IS FAMILIAR WITH THE PROVISIONS OF CALIFORNIA CIVIL CODE SECTION 1542, WHICH PROVIDES:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”

BEING AWARE OF SECTION 1542, THE EMPLOYEE HEREBY EXPRESSLY WAIVES ANY RIGHTS HE MAY HAVE THEREUNDER, AS WELL AS UNDER ANY OTHER STATUTES OR COMMON LAW PRINCIPLES OF SIMILAR EFFECT. THE EMPLOYEE FURTHER ACKNOWLEDGES AND AGREES THAT HE IS RELEASING UNKNOWN AND/OR UNSUSPECTED CLAIMS.

7.
Intentionally Omitted.
8.
No Pending Claims: The Employee acknowledges and agrees that he has no pending lawsuit, claim, charge, or complaint against the Company or any of the Released Parties, in any court of law or with any governmental agency, and that he will not prosecute or permit to be prosecuted, any such lawsuit, claim, charge or complaint. The Employee further agrees that he will not counsel or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against the Company or any of the Released Parties, unless under a subpoena or other court order to do so. The Employee further agrees both to immediately notify the Company upon receipt of any court order, subpoena, or any legal discovery device that seeks or might require the disclosure or production of the existence or terms of this Agreement, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or legal discovery device to the Company. Nothing in this Agreement shall be construed to prohibit the Employee from reporting conduct to, providing truthful information to or participating in any investigation or proceeding conducted by any federal or state government agency or self-regulatory organization.
9.
Confidential Information: The Employee understands and agrees that during his employment, he was entrusted with confidential information regarding the Company and its business, and further that the Confidential Information and Invention Assignment Agreement that the Employee entered into with the Company (the “CIIAA”) shall remain in full force and effect notwithstanding his separation from employment, and the CIIAA’s lawful terms are unaffected by this Agreement.
10.
Voluntary Agreement: The Employee acknowledges and agrees that he has read this Agreement in its entirety and understands all of its terms, and that he is entering into this Agreement freely and voluntarily, with a full understanding of its terms including his release of all claims. The Employee acknowledges and agrees that he has been advised to consult an attorney if he so desires before signing this Agreement.
11.
Complete Agreement/Severability: The Employee agrees that this Agreement sets forth all of the terms of this Agreement with the Company. The Parties agree that the provisions of this Agreement are severable, and if for any reason any part hereof shall be found to be unenforceable, the remaining provisions shall be enforced in full, provided that the purposes and intent of this Agreement are preserved after such severance. No provision of this Agreement may be amended or modified unless the amendment or modification is agreed to in writing and signed by the Employee and by an authorized representative of the Company.

12.
Company Property: The Employee agrees that to the extent he has not already done so, he will gather and return all Company property in his possession or under his control as of the Separation Date, including but not limited to all keys, credit cards, originals and copies of documents, and all other Company computers, vehicles, smart phones, tablets, electronically stored data, or other equipment, and to return all such property to the Company within ten (10) calendar days of the Effective Date. The Employee acknowledges and agrees that the Company’s obligations to the Employee as provided by this Agreement, including but not limited to the Company’s obligation to make the Settlement Payment provided for in Paragraph 2, above, are expressly conditioned on the Employee’s return of all such property to the Company within ten (10) calendar days of the Effective Date.
13.
No Admission: The Parties acknowledge and agree that this Agreement is not an admission of wrongdoing or liability by the Employee, the Company, or any Released Party, and shall not be used as evidence of any such wrongdoing or liability.
14.
Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the State of California without giving effect to conflict of law principles.
15.
Non-Waiver: The failure of the Company to seek enforcement of any term or provision of this Agreement in any instance or for any period of time shall not be construed as a waiver of such term or provision or of the Company’s right to seek enforcement of such term or provision in the future.
16.
Counterparts. The Parties may execute this Agreement in counterparts (by “wet ink” or digital signature), each of which shall be deemed an original, and all of which taken together shall constitute one and the same instrument.

PLEASE READ CAREFULLY. THIS AGREEMENT CONTAINS A GENERAL RELEASE OF ALL KNOWN AND UNKNOWN CLAIMS AS DESCRIBED IN THIS AGREEMENT.

By their signatures, below, the Parties acknowledge voluntarily entering into this Agreement with full knowledge of the rights that they may be waiving.

EMPLOYEE COMPANY: GETAROUND OPERATIONS LLC

/s/ Eduardo Iniguez /s/ Patricia Huerta

Eduardo Iniguez By:

Name: Patricia Huerta

Title: Interim CFO

10/17/2024 10/17/2024

Date Date